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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 2


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 29, 1998


                             DIGI INTERNATIONAL INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                    0-17972                41-1532464
-------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        OF INCORPORATION)                                  IDENTIFICATION NO.)


                11001 BREN ROAD EAST
                MINNETONKA, MINNESOTA                      55343

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (612) 912-3444


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Item 5   OTHER EVENTS

RESTATEMENT

The Registrant previously announced that it would revise the accounting treatment of its July 1998 acquisitions of ITK International, Inc. (ITK) and Central Data Corporation (CDC) in response to comments received from the Securities and Exchange Commission. Accordingly, this Current Report on Form 8-K/A is being filed as Amendment No. 2 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on July 29, 1998 for the purpose of restating financial information and related disclosures for the ITK acquisition. See Notes 2 and 3 to the Company's Consolidated Financial Statements as of and for the year ended September 30, 1998 included in the Company's Form 10-K/A filed with the SEC on August 16, 1999.


                                        2

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          On July 29, 1998, ITK International, Inc., a Delaware corporation
(ITK), merged (the Merger) with and into Iroquois Acquisition Inc., a Delaware corporation and wholly owned subsidiary of the Registrant (Merger Sub). Merger Sub, as the surviving corporation in the Merger, will remain a wholly owned subsidiary of the Registrant and has adopted the name "ITK International, Inc." in connection with the Merger. This Current Report on Form 8-K/A amends certain financial information required by Item 7 that was previously filed on Form 8-K/A Amendment No. 1 dated October 27, 1998.

          The following information is attached hereto as an exhibit:

          (a)  FINANCIAL STATEMENTS OF ITK.

               The following information is attached hereto as Exhibit 99.2:

               Report of PricewaterhouseCoopers LLP, Independent Accountants (1)

               Consolidated Balance Sheet as of June 30, 1998 and 1997 (1)

               Consolidated Statement of Operations for the Years Ended June 30, 1998, 1997 and 1996 (1)

               Consolidated Statement of Changes in Stockholders' Deficit for the Years Ended June 30, 1998, 1997 and 1996 (1)

               Consolidated Statement of Cash Flows for the Years Ended June 30, 1998, 1997 and 1996 (1)

               Notes to Consolidated Financial Statements (1)

          (b)  PRO FORMA FINANCIAL INFORMATION OF REGISTRANT AND ITK.

               The following information is attached hereto as Exhibit 99.3:

               Unaudited Pro Forma Condensed Financial Statements

               Unaudited Pro Forma Condensed Balance Sheet as of June 30,
               1998

               Notes to Unaudited Pro Forma Condensed Balance Sheet

               Unaudited Pro Forma Condensed Statement of Operations for the Year Ended September 30, 1997

               Unaudited Pro Forma Condensed Statement of Operations for the Nine Months Ended June 30, 1998

               Unaudited Pro Forma Condensed Statement of Operations for the Nine Months Ended June 30, 1997

               Notes to Unaudited Pro Forma Condensed Statement of
               Operations


                                        3

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          (c)  EXHIBITS.

               2 Agreement and Plan of Merger dated as of July 1, 1998 among the Registrant, Merger Sub and ITK.(2)

                    The Registrant hereby agrees to furnish supplementally a
                    copy of any omitted schedule or exhibit to the Commission
                    upon request.
               23   Consent of PricewaterhouseCoopers LLP. (1)
               99.1 Press Release of the Registrant dated July 29, 1998.(2)
               99.2 Financial Statements of ITK. (1)
               99.3 Pro Forma Financial Information of Registrant and ITK.

(1) Incorporated by reference to the like numbered Exhibit to the Registrant's Current Report on Form 8-K/A dated October 27, 1998 and filed with the Commission on October 27, 1998 (File No. 0-17972).

(2) Incorporated by reference to the like numbered Exhibit to the Registrant's Current Report on Form 8-K dated July 29, 1998 and filed with the Commission on August 12, 1998 (File No. 0-17972).


                                        4

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               DIGI INTERNATIONAL INC.



Date: August 18, 1999          By /s/ Subramanian Krishnan

                                 Subramanian Krishnan
                                 Sr. Vice President and Chief Financial Officer





                                        5

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                                  EXHIBIT INDEX


No.      Exhibit                                                 Page
99.3     Pro  Forma  Financial Information of Registrant and     Filed
         ITK.                                                    Electronically